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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	August 11, 2014

AROTECH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-23336	95-4302784
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1229 Oak Valley Drive, Ann Arbor, Michigan	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(800) 281-0356

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SEC 873 (01/12)

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Item 2.02                      Results of Operations and Financial Condition.

On August 11, 2014, Arotech Corporation (the “Registrant”) publicly disseminated an earnings release (the “Release”) announcing its financial results for the quarter and six months ended June 30, 2014. A copy of the Release is attached as Exhibit 99.1 hereto.

The information included in the attached Exhibit 99.1 is being furnished pursuant to Item 2.02 of Form 8-K, insofar as it discloses historical information regarding the Registrant’s results of operations and financial condition as of and for the quarter and six months ended June 30, 2014. In accordance with General Instructions B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On August 11, 2014, at the Annual Meeting of Stockholders of Arotech Corporation (the “Registrant”), the stockholders of the Registrant voted on the following proposals with the following results:

1.	Election of Directors.

	Votes For	Votes Withheld
Seymour Jones	3,703,346	641,573
Richard I. Rudy	3,701,210	643,709
(Directors whose terms of office continued after the meeting were Robert S. Ehrlich, Steven Esses, Jay M. Eastman and Michael Marrus)

2.	Ratifying the appointment of BDO USA, LLP as the Company’s independent accountants for the fiscal year ending December 31, 2014.

Votes For	Votes Against	Abstentions
13,295,948	242,343	816,629

3.	Approving a proposal to amend the 2007 Non-Employee Director Equity Compensation Plan.

Votes For	Votes Against	Abstentions
3,336,763	438,074	570,082

Item 9.01                      Financial Statements and Exhibits.

As described above, the following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press release dated August 11, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AROTECH CORPORATION
(Registrant)
/s/ Robert S. Ehrlich
Name:	Robert S. Ehrlich
Title:	Chairman and CEO
Dated:           August 11, 2014